February 20, 2024 Fourth Quarter and Full Year 2023 Supplemental Information Exhibit 99.2

Supplemental Information| 4Q 2023 2TPG RE Finance Trust, Inc.| NYSE: TRTX Forward-Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2024, as such risk factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: ▪ the general political, economic, regulatory, competitive and other conditions in the markets in which we invest; ▪ the level and volatility of prevailing interest rates and credit spreads; ▪ adverse changes in the real estate and real estate capital markets; ▪ general volatility of the securities markets in which we participate; ▪ changes in our business, investment strategies or target assets; ▪ difficulty in obtaining financing or raising capital; ▪ an inability to borrow incremental amounts or an obligation to repay amounts under our financing arrangements; ▪ reductions in the yield on our investments and increases in the cost of our financing; ▪ events giving rise to increases in our current expected credit loss reserve; ▪ adverse legislative or regulatory developments, including with respect to tax laws, securities laws and the laws governing financing and lending institutions; ▪ acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; ▪ global economic trends and economic conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, stress to the commercial banking systems of the U.S. and Western Europe, labor shortages, currency fluctuations and challenges in global supply chains; ▪ the failure of any banks with which we and/or our borrowers have a commercial relationship could adversely affect, among other things, our borrower's ability to access deposits or obtaining financing on favorable terms or at all; ▪ higher interest rates imposed by the Federal Reserve may lead to a decrease in prepayment speeds and an increase in the number of borrowers who exercise extension options, which could extend beyond the term of certain secured financing agreements we use to finance our loan investments; ▪ reduced demand for office space, including as a result of the COVID-19 pandemic and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; ▪ changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; ▪ deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; ▪ defaults by borrowers in paying debt service or principal on outstanding indebtedness; ▪ the adequacy of collateral securing our investments and declines in the fair value of our investments; ▪ adverse developments in the availability of desirable investment opportunities, whether due to competition regulation or otherwise; ▪ difficulty or delays in redeploying the proceeds from repayments of our existing investments; ▪ increased competition from entities engaged in mortgage lending and/or investing in our target assets; ▪ difficulty in successfully managing our growth, including integrating new assets into our existing systems; ▪ the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; ▪ the availability of qualified personnel and our relationship with our Manager; ▪ conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; ▪ our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and ▪ authoritative U.S. generally accepted accounting principles (or “GAAP”) or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (“FASB”), the SEC, the Internal Revenue Service (“IRS”), the New York Stock Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Supplemental Information| 4Q 2023 3TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX By the Numbers 1. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes Term SOFR as of December 31, 2023 for weighted average calculations 2. See Appendix for definitions, including LTV, Debt-to-Equity ratio, and a description of the Company's Loan Risk Rating scale 3. Weighted average cost of funds excludes current index rate or index rate floor, as applicable 4. See page 6 for additional detail 5. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 6. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 7. Represents an annualized dividend yield based on the December 29, 2023 closing share price of $6.50 Note: Data as of December 31, 2023 unless otherwise noted. Liquidity and capitalization information excludes REO related financings with the exception of the Company's Debt-to-Equity Ratio calculation, as defined $0.24 4Q23 Common Stock Dividend Declared $0.03 4Q23 GAAP Income per Diluted Share5 ($2.05) 4Q23 Distributable Earnings per Diluted Share6 14.8% Annualized Dividend Yield7 $0.96 Common Dividends Declared YTD 2023 $11.86 Book Value per Share at December 31, 2023 $3.7 billion Loan Investment Portfolio $69.2 million Average Loan Size 9.28% Weighted Average All-in Yield1 100% Floating Rate Portfolio 67.3% Weighted Average LTV2 3.0 Weighted Average Risk Ratings2 $4.9 billion Financing Capacity 73.5% Non-Mark-to-Market Financing 2.5x Debt-to-Equity Ratio2 2.04% Weighted Average Cost of Funds3 78.4% Weighted Average Approved Advance Rate $480.0 million of Liquidity4 Loan Portfolio Liquidity & Capitalization Dividend & Earnings

Supplemental Information| 4Q 2023 4TPG RE Finance Trust, Inc.| NYSE: TRTX Fourth Quarter and Full Year 2023 Highlights Financials 1.Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings before realized losses 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes Term SOFR as of December 31, 2023 for weighted average calculations 3. See Appendix for definitions, including Debt-to-Equity ratio and a description of the Company's Loan Risk Rating scale Investment Portfolio Liquidity & Capitalization • Net income (loss) attributable to common stockholders of $2.6 million or $0.03 per diluted common share and ($130.9) million or ($1.69) per diluted common share for 4Q23 and the year ended December 31, 2023, respectively • Distributable Earnings before realized losses of $24.4 million or $0.31 per diluted common share and $70.6 million or $0.91 per diluted common share for 4Q23 and the year ended December 31, 2023, respectively1 • Declared common stock dividends of $0.24 per common share and $0.96 per common share in 4Q23 and for the year ended December 31, 2023, respectively • Total loan investment portfolio of $3.7 billion with a weighted average all-in yield2 of 9.28% • No non-accrual loans or specifically identified loans as of December 31, 2023 • Year-over-year decline in weighted average loan risk ratings3 from 3.2 to 3.0 • Total loan repayments and loan sales of $1.5 billion for the year ended December 31, 2023: – $1.3 billion of full repayments and loan sales across 15 loans – $178.9 million of partial repayments • Total loan repayments and loan sales of $312.1 million in 4Q23: – $282.0 million of full repayments and loan sales across three loans – $30.2 million of partial repayments • REO investment activity for the year ended December 31, 2023: – Acquired four office properties and one multifamily property with an aggregate carrying value at December 31, 2023 of $199.8 million and a fair value at foreclosure of $198.0 million – One multifamily property converted to REO in August 2023, sold in November 2023 for net proceeds of $75.4 million, resulting in a gain on sale of real estate, net of $7.0 million • $480.0 million of available near-term liquidity, including $206.4 million of cash, $247.2 million of reinvestment capacity in TRTX 2022- FL5, and undrawn capacity on secured credit agreements and asset-specific financing arrangement of $26.4 million • Maintained substantial liquidity while reducing Debt-to-Equity3 from 2.97x as of December 31, 2022 to 2.53x as of December 31, 2023 • Retired $362.2 million and $179.0 million of liabilities associated with TRTX 2019-FL3 and TRTX 2021-FL4, respectively, using proceeds from loan repayments • 74% non-mark-to-market financing as of December 31, 2023; closed a $90.6 million asset-specific, non-mark-to-market, matched term financing with a global bank during 4Q23

4Q23 Operating Results

($ in millions)	Net Income (Loss) Attributable to Common Stockholders[1]	Adjustments	Distributable Earnings[2]	Distributable Earnings per Common Share, Diluted
Interest Income	$84.1	$—	$84.1	$1.08
Interest Expense	(62.8)	—	(62.8)	(0.81)
Net Interest Income	**$21.3**	**$—**	**$21.3**	**$0.27**
Management and Incentive Fees	(4.9)	—	(4.9)	(0.06)
Stock Compensation Expense	(3.3)	3.3	—	—
Revenue and Expense from REO operations, net	1.7	1.2	2.9	0.04
Other Income & Expenses[3]	1.8	—	1.8	0.02
Gain on Sale of Real Estate Owned, net	7.0	—	7.0	0.09
Preferred Stock Dividends & Participating Securities' Share in Earnings	(3.7)	—	(3.7)	(0.05)
Net Income Before Credit Loss Expense	**$19.9**	**$4.5**	**$24.4**	**$0.31**
Credit Loss Expense	(17.3)	(166.9)	(184.1)	(2.36)
Total	**$2.6**	**($162.4)**	**($159.7)**	**($2.05)**
Per Common Share, Diluted	*$0.03*	*($2.08)*	*($2.05)*	

$0.03
GAAP Income per Diluted Share[1]

($2.05)
Distributable Earnings per Diluted Share[2]

QoQ Change in Book Value



CECL Reserve per Share $3.04
$12.04
($0.02)
$0.30
($0.24)
($0.04)
$0.04
($0.22)
CECL Reserve per Share $0.90
$11.86
Book Value 9/30/23
Issuance of Common Stock
Net Income, Excluding Credit Loss Expense
Dividends on Common Shares
Dividends on Preferred Shares
Equity Compensation
Credit Loss Expense
Book Value 12/31/23

1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders
2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings
3. Includes the following income statement line items: Other Income, Professional Fees, General and Administrative, Servicing and Asset Management Fees, Income Tax Expense

TPG RE Finance Trust, Inc.| NYSE: TRTX Supplemental Information| 4Q 2023 5

Supplemental Information| 4Q 2023 6TPG RE Finance Trust, Inc.| NYSE: TRTX ($2.05) ($1.33) ($0.18) $0.17 $0.31 $0.18 $0.25 $0.17$0.24 $0.24 $0.24 $0.24 Distributable Earnings per Basic and Diluted Share Distributable Earnings before realized losses per Diluted Share Common Dividend per Share 4Q23 3Q23 2Q23 1Q23 Quarterly Operating Results 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliations from GAAP Net Income (Loss) to Distributable Earnings before realized losses and Distributable Earnings Operating Performance ($ in millions) 4Q23 3Q23 2Q23 1Q23 GAAP Net Income (Loss) $6.4 ($61.2) ($69.2) $7.4 Net Income (Loss) Attributable to Common Stockholders1 $2.6 ($64.6) ($72.7) $3.8 Distributable Earnings2 ($159.7) ($103.7) ($14.0) $13.4 Total Cash Dividends Declared on Common Shares $19.2 $18.9 $19.0 $19.0 Distributable Earnings & Common Stock Dividend Coverage 4Q23 Common Dividend Coverage Ratio of -8.54x3 2

Supplemental Information| 4Q 2023 7TPG RE Finance Trust, Inc.| NYSE: TRTX Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios4,5 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. Available for Eligible Collateral, as defined in relevant loan portfolio financing arrangements 3. Includes collateralized loan obligation proceeds held at trustee and as of June 30, 2023 and March 31, 2023 includes $12.7 million and $89.5 million, respectively, held at the trustee and included within accounts receivable from servicer/trustee for future reinvestment 4. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio 5. See Appendix for a description of covenant requirements applicable to TRTX Note: Totals may not sum due to rounding 2.95x 2.79x 2.60x 2.53x 2.95x 2.79x 2.60x 2.53x Debt-to-Equity Ratio Total Leverage Ratio 3/31/2023 6/30/2023 9/30/2023 12/31/2023 $662.6 $542.9 $570.6 $480.0 $29.0 $18.4 $15.6 $15.0 $132.5 $289.1 $286.7 $191.4 $43.8 $28.7 $30.9 $26.4 $457.2 $206.7 $237.5 $247.2 Covenant Cash Cash Undrawn Capacity CLO Reinvestment Cash 3/31/2023 6/30/2023 9/30/2023 12/31/2023 1 2 3 14%

Supplemental Information| 4Q 2023 8TPG RE Finance Trust, Inc.| NYSE: TRTX Loan Portfolio 32% 13% 6% Geography4,5 Portfolio Metrics Total Loan Commitments $3.7B Outstanding Principal Balance $3.5B MSA Concentrations (Top 25 / Top 10)1 59.6% / 31.6% Weighted Average All-in Yield2 9.28% Weighted Average Credit Spread 3.73% Weighted Average Interest Rate Floor 1.09% Weighted Average Borrower Interest Rate Cap3 3.10% % Floating Rate Loans 100% Loan Category4,5 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees; All-in yield for the total portfolio assumes Term SOFR as of December 31, 2023 for weighted average calculations 3. Weighted Average Borrower Interest Rate Cap Strike Rate required by substantially all in-place loan agreements as of December 31, 2023, based on outstanding principal balances 4. By total loan commitment at December 31, 2023, based on classification at closing 5. See Appendix for definitions Note: Data as of December 31, 2023 Moderate Transitional 31.6% Bridge 42.0% Light Transitional 25.0% Construction 1.4% East 32.5% West 33.2% Southeast 11.8% Southwest 18.5% Midwest 4.1%

Supplemental Information| 4Q 2023 9TPG RE Finance Trust, Inc.| NYSE: TRTX 28.5% 24.7% 19.9% 46.0% 46.1% 49.2% 8.9% 11.0% 10.6% 7.5% 9.6% 11.0% 5.2% 3.3% 3.1% 1.7% 2.5% 2.9% 0.9% 1.2% 1.4% 67.2% 67.2% 67.3% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other Dec 31, 2022 Sep 30, 2023 Dec 31, 2023 Full Repayments Investments1 27.0% 56.9% 16.1% Loan Portfolio Composition ▪ 4Q23 total loan repayments of $103.1 million, including full repayments of $70.0 million and partial repayments of $30.2 million 2023 Loan Portfolio Activity $229.4M $711.6M 2023 Loan Portfolio Migration1 1. By total loan commitment 2. Portfolio Migration includes Land within Other Note: Data as of December 31, 2023 unless otherwise noted. Full repayments include loans held for investment (2023 loan sales and REO conversions not included) 61.9% Weighted Average LTV1 64.1% Weighted Average LTV1 7% Increase in Multifamily Exposure in 2023 30% Decrease in Office Exposure in 2023 Weighted Average As-is LTV 1.9% 2 1.6%1.3% 10.5% 55.6%30.7% 3.2%

Supplemental Information| 4Q 2023 10TPG RE Finance Trust, Inc.| NYSE: TRTX Significant Reduction in Office Loans; Zero Non-Earning Assets $2,265.2 $1,553.4 $1,409.9 $1,217.2 $1,042.7 $728.4 4Q21 4Q22 1Q23 2Q23 3Q23 4Q23 68% Reduction in Office Loan Exposure Since 12/31/21 $ in millions 20% 42% 25% 27% 29% $190.4 $550.1 $546.7 $318.1 $—$119.2 $196.2 $196.2 $118.4 $— $71.3 $353.9 $350.5 $199.7 Multifamily Office % of Portfolio 4Q22 1Q23 2Q23 3Q23 4Q23 Non-Earning Loan Assets1 by Amortized Cost $ in millions 1. Represents non-accrual and cost recovery loans 4% 11% 12% 8%41% 68% Primarily achieved by: loan resolutions of $728.4M and loan repayments of $624.9M 25% —% TRTX had no non- performing loans at December 31, 2023

Loan Portfolio Walk



Loan Funding Activity
Total Loan Commitments[1]
Unpaid Principal Balance
Deferred Fundings and New Loan Originations[2]
Repayments/Sales/ REO Conversion
Unfunded Loan Commitments
$5,429.1
$426.1
$5,004.8
$51.5
$111.2
($227.8)
3
$5,294.2
$353.9
$4,939.7
$33.0
($350.4)
4
($55.0)
$4,869.0
$300.5
$4,567.3
$21.4
$37.2
($578.6)
5
($77.1)
$4,223.7
$247.6
$3,970.2
$34.6
$48.3
($315.1)
6
($254.0)
$3,666.2
$183.3
$3,484.1
YoY loan portfolio decline primarily attributable to loan resolutions of $2.3B in 2023[7]
12/31/2022
Deferred Fundings
Originations & Acquisitions
Repayments & Sales
3/31/2023
Deferred Fundings
Repayments & Sales
REO Conversion
6/30/2023
Deferred Fundings
Originations & Acquisitions
Repayments & Sales
REO Conversion
9/30/2023
Deferred Fundings
Originations & Acquisitions
Repayments & Sales
REO Conversion
12/31/2023

1. Loan commitments exclude PIK interest resulting from previously modified loans of $1.2 million as of December 31, 2023, $1.2 million as of September 30, 2023, $1.2 million as of June 30, 2023, $1.2 million as of March 31, 2023, and $1.7 million as of December 31, 2022
2. New loan investments include initial funding amount funded on the closing date; all subsequent loan fundings are included in deferred fundings
3. Includes $1.8 million of interest collections applied to reduce principal on cost-recovery loans during the three months ended March 31, 2023
4. Includes $71.3 million of loan sale and $1.3 million of interest collections applied to reduce principal on cost-recovery loans during the three months ended June 30, 2023
5. Includes $281.6 million of loan sales and $9.8 million of interest collections applied to reduce principal on cost-recovery loans during the three months ended September 30, 2023
6. Includes $212.0 million of loan sales and $2.9 million of interest collections applied to reduce principal on cost-recovery loans during the three months ended December 31, 2023
7. Loan resolutions include loan repayments in full, loan sales and REO conversions.

TPG RE Finance Trust, Inc. | NYSE: TRTX   Supplemental Information| 4Q 2023   11

Supplemental Information| 4Q 2023 12TPG RE Finance Trust, Inc.| NYSE: TRTX 3.18 3.23 3.21 3.03 3/31/2023 06/30/2023 9/30/2023 12/31/2023 Risk Ratings Dispersion of Risk Ratings1 by Amortized Cost ($ in millions) Stable Risk Ratings1 By Amortized Cost Trailing 4 Quarter Average: 3.16 3.1 3.0 2.8 3.0 3.7 3.0 3.0 3.0 3.6 3.1 2.9 3.0 3.5 3.0 3.0 3.0 December 31, 2023 September 30, 2023 Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other Start of Period 3.2 3.2 3.2 3.2 Loan Resolutions2 3.1 3.5 3.6 4.6 Originations 3.0 — 3.0 3.0 End of Period 3.2 3.2 3.2 3.0 Weighted Average Risk Rating of 3.0 4Q 2023 Loan Count: 53 3Q 2023 Loan Count: 59 Migration of Weighted Average Risk Ratings, by Property Type1 by Amortized Cost 1. See Appendix for definitions, including Risk Ratings. As of December 31, 2023 and September 30, 2023, Other includes Land 2. Loan resolutions include loan repayments in full, loan sales and REO conversions. 4Q 2023 Weighted Average Risk Rating: 3.0 3Q 2023 Weighted Average Risk Rating: 3.2 44 $— $99.0 $3,160.9 $216.8 $—$— $178.6 $3,135.8 $257.7 $380.0 December 31, 2023 September 30, 2023 1 2 3 4 5 2 47 4 0 4 46 4 5

Supplemental Information| 4Q 2023 13TPG RE Finance Trust, Inc.| NYSE: TRTX 420 572 560 190 299 210 145 190 121 362 415 General Reserve Specifically Identified Loans 3/31/2023 6/30/2023 9/30/2023 12/31/2023 CECL Reserve QoQ CECL Reserve Reserve as bps of Total Loan Commitments1 Reserve as $M $222.4 $278.3 $236.6 $69.8$158.4 $102.1 $61.3 $69.8 $63.9 $176.2 $175.3 General Reserve Specifically Identified Loans 3/31/2023 6/30/2023 9/30/2023 12/31/2023 1. Represents the total CECL reserve expressed in basis points for the Company’s loan portfolio measured by commitments. The CECL reserve for non-specifically identified loans at December 31, 2023 is 190 bps, measured by the related CECL reserve (in dollars) divided the related commitment (in dollars) ▪ Carried at quarter-end an allowance for credit losses of $69.8 million, a decrease of $166.9 million from $236.6 million as of September 30, 2023, due primarily to loan sales, repayments and REO conversions during the quarter ended December 31, 2023 —% —% No specifically identified loans No specifically identified loans

Supplemental Information| 4Q 2023 14TPG RE Finance Trust, Inc.| NYSE: TRTX Non-MTM 73.5% 26.5% 9.1% 0.8% 63.6% Secured Credit Agreements (MTM) Asset-Specific Financing Secured Revolving Credit Facility Collateralized Loan Obligations Non-MTM Financing Loan Financing Diverse Financing Sources Total Financing Capacity $4.9B Outstanding Principal Balance $3.0B Sources of Financing 13 Non-Mark-to-Market 73.5% Weighted Average Credit Spread 2.04% Weighted Average Approved Advance Rate 78.4% 74% Non-MTM Financing1 Expected Debt Maturities2,3 1. Calculated on outstanding balance as of December 31, 2023 2. Based on extended maturity dates where ability to extend is at Company’s option 3. Collateralized loan obligation liabilities are based on the fully extended maturity of underlying mortgage loan collateral, considering the reinvestment window of each collateralized loan obligation Note: Data as of December 31, 2023 MTM Financing Non-MTM Financing 2024 2025 2026 2027 2028 Thereafter $0 $200 $400 $600 $800 2 $ in millions

Supplemental Information| 4Q 2023 15TPG RE Finance Trust, Inc.| NYSE: TRTX Real Estate Owned Note: Data as of December 31, 2023 ($ in thousands) Office Multifamily Office Office Office Acquisition Date April 2023 December 2023 December 2023 December 2023 December 2023 Location Houston, TX Arlington Heights, IL Manhattan, NY San Mateo, CA Orange, CA NRSF / Units 375,440 Sq. Ft. 263 Units 121,238 Sq. Ft. 202,692 Sq. Ft. 352,419 Sq. Ft. Fair Value at Acquisition $46,000 $72,000 $40,041 $20,021 $19,968 Carrying Value $47,791 $72,000 $40,041 $20,021 $19,968 Mortgage Debt Outstanding $31,200 $— $— $— $— Net Book Equity $16,591 $72,000 $40,041 $20,021 $19,968 Property Photos

Supplemental Information| 4Q 2023 16TPG RE Finance Trust, Inc.| NYSE: TRTX Change in Index Rate ($0.01) ($0.01) $0.00 $0.01 $0.01 - 1.00% - 0.50% 0.00% + 0.50% + 1.00% ($0.02) ($0.01) $0.00 $0.01 $0.02 Impact of Changing Rates Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 1. Static analysis based on loan portfolio composition as of December 31, 2023 Index Rate at December 31, 2023 Term SOFR: 5.35%

TPG RE Finance Trust, Inc.| 4Q 2022 Appendix

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]	Risk Rating[3]
Loan 1	$245.0	$245.0	S + 3.4%	3.6 years	San Jose, CA	Multifamily	$444,646 / Unit	75.9%	3
Loan 2	$227.1	$227.1	S + 3.0%	2.7 years	New York, NY	Office	$448 Sq. ft.	65.2%[4]	3
Loan 3	$215.0	$200.4	S + 4.0%	2.4 years	Daly City, CA	Life Science	$545 Sq. ft.	63.1%	3
Loan 4[5]	$163.0	$163.0	S + 4.1%	0.9 years	New York, NY	Office	$733 Sq. ft.	65.2%	3
Loan 5	$142.0	$142.0	S + 3.5%	2.6 years	Various, NJ	Multifamily	$141,600 / Unit	71.3%	3
Loan 6	$122.5	$121.1	S + 3.0%	2.4 years	Towson, MD	Multifamily	$147,947 / Unit	70.2%	3
Loan 7	$114.0	$102.6	S + 3.2%	2.5 years	Hayward, CA	Life Science	$308 Sq. ft.	49.7%	3
Loan 8	$96.0	$93.0	S + 3.9%	2.9 years	Los Angeles, CA	Multifamily	$213,808 / Unit	78.1%	3
Loan 9	$87.0	$66.8	S + 5.3%	3.9 years	Dallas, TX	Office	$100 Sq. ft.	60.8%	3
Loan 10	$86.8	$79.1	S + 5.1%	4.2 years	Miami, FL	Hotel	$170,866 / Unit	58.4%	3
Loans 11 - 53	**$2,167.8**	**$2,044.0**	**S + 3.8%**	**2.3 years**				**67.5%**	**3.1**
Total Loans	**$3,666.2**	**$3,484.1**	**S +3.7%**	**2.6 years**				**67.3%**	**3.0**

1. Represents TRTX's potential maximum loan commitment/balance
2. Represents TRTX's current loan balance and excludes third party *pari passu* and junior positions in the same capital structure, if any
3. See Appendix for a description of the Company's Loan Risk Rating scale and definitions, including definition of LTV
4. Calculated as the ratio of unpaid principal balance as of December 31, 2023 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million as of sale date
5. Comprised of a first mortgage loan of $81.0 million and a contiguous mezzanine loan of $82.0 million, of which we own both; each loan carries the same interest rate

Note: As of December 31, 2023; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform in accordance with historical levels of performance

TPG RE Finance Trust, Inc.| NYSE: TRTX Supplemental Information| 4Q 2023 18

Supplemental Information| 4Q 2023 19TPG RE Finance Trust, Inc.| NYSE: TRTX Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock ▪ The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share For the Period Ended Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Total Stockholders' Equity $1,124,785 $1,137,455 $1,219,580 $1,309,057 Series C Preferred Stock ($201,250 aggregate liquidation preference) (201,250) (201,250) (201,250) (201,250) Series A Preferred Stock ($125 aggregate liquidation preference) (125) (125) (125) (125) Stockholders' Equity, Net of Preferred Stock $923,410 $936,080 $1,018,205 $1,107,682 Number of Common Shares Outstanding at Period End 77,868,565 77,734,786 77,730,578 77,414,006 Book Value per Common Share $11.86 $12.04 $13.10 $14.31 Year Ended Three Months Ended (unaudited) Dec 31, 2023 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Net Income (Loss) ($116,630) $6,381 ($61,213) ($69,173) $7,375 Preferred Stock Dividends1 (12,592) (3,148) (3,148) (3,148) (3,148) Participating Securities' Share in Earnings (Loss) (1,683) (601) (275) (403) (404) Net (Loss) Income Attributable to Common Stockholders ($130,905) $2,632 ($64,636) ($72,724) $3,823 Weighted-Average Common Shares Outstanding, Basic 77,575,788 77,739,148 77,730,715 77,417,566 77,410,406 Weighted-Average Common Shares Outstanding, Diluted 77,575,788 77,739,148 77,730,715 77,417,566 78,089,651 (Loss) Earnings Per Common Share, Basic ($1.69) $0.03 ($0.83) ($0.94) $0.05 (Loss) Earnings Per Common Share, Diluted ($1.69) $0.03 ($0.83) ($0.94) $0.05 Non-Cash Stock Compensation Expense 8,029 3,259 1,153 1,813 1,804 Depreciation and Amortization 3,577 1,219 1,394 964 — Credit Loss (Benefit) Expense 189,912 17,254 75,805 89,069 7,784 Distributable earnings before realized losses from loan sales and other loan resolutions $70,613 $24,364 $13,716 $19,122 $13,411 Realized loss on loan write-offs, loan sales and REO conversions ($334,727) (184,112) (117,461) (33,154) — Distributable (Loss) Earnings ($264,114) ($159,748) ($103,745) ($14,032) $13,411 Weighted-Average Common Shares Outstanding, Basic 77,575,788 77,739,148 77,730,715 77,417,566 77,410,406 Weighted-Average Common Shares Outstanding, Diluted 77,575,788 77,739,148 77,730,715 77,417,566 78,089,651 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Basic $0.91 $0.31 $0.18 $0.25 $0.17 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Diluted $0.91 $0.31 $0.18 $0.25 $0.17 Distributable (Loss) Earnings per Common Share, Basic ($3.40) ($2.05) ($1.33) ($0.18) $0.17 Distributable (Loss) Earnings per Common Share, Diluted ($3.40) ($2.05) ($1.33) ($0.18) $0.17 2. For the three months ended June 30, 2022, capital loss carryforwards were utilized to offset a $13.3 million taxable gain realized from the partial sale of an REO Property

Supplemental Information| 4Q 2023 20TPG RE Finance Trust, Inc.| NYSE: TRTX All amounts in thousands except share and per share amounts Consolidated Balance Sheets ASSETS December 31, 2023 December 31, 2022 Cash and cash equivalents $206,376 $254,050 Restricted cash 642 265 Accounts receivable 40 666 Collateralized loan obligation proceeds held at trustee 247,229 297,168 Accounts receivable from servicer/trustee 66,468 163,648 Accrued interest and fees receivable 32,195 41,742 Loans held for investment 3,476,776 4,978,674 Allowance for credit losses (67,092) (197,272) Loans held for investment, net (includes $1,070,629 and $1,538,859, respectively, pledged as collateral under secured financing agreements) 3,409,684 4,781,402 Real estate owned 174,057 — Other assets 77,621 6,197 Total Assets $4,214,312 $5,545,138 LIABILITIES AND EQUITY Liabilities Accrued interest payable $10,225 $11,080 Accrued expenses and other liabilities 14,587 25,132 Collateralized loan obligations, net 1,915,174 2,452,212 Secured financing agreements, net 820,824 1,147,288 Asset-specific financings, net 272,810 561,017 Mortgage loan payable, net 30,551 — Payable to affiliates 4,913 5,984 Deferred revenue 1,281 1,459 Dividends payable 19,162 18,970 Total Liabilities $3,089,527 $4,223,142 Commitments and Contingencies Permanent Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 and 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) ($125 aggregate liquidation preference) — — Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 8,050,000 shares issued and outstanding, respectively) ($201,250 aggregate liquidation preference) 8 8 Common stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 77,868,565 and 77,410,282 shares issued and outstanding, respectively) 77 77 Additional paid-in-capital 1,724,967 1,716,938 Accumulated deficit (600,267) (395,027) Total Stockholders' Equity 1,124,785 1,321,996 Total Permanent Equity 1,124,785 1,321,996 Total Liabilities and Stockholders' Equity $4,214,312 $5,545,138

Supplemental Information| 4Q 2023 21TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) All amounts in thousands except share and per share amounts Three Months Ended, (unaudited) Year Ended December 31, Dec 31, 2023 Sep 30, 2023 2023 2022 Interest income and interest expense Interest income $84,062 $90,046 $362,550 $302,860 Interest expense (62,805) (70,497) (273,862) (160,755) Net interest income 21,257 19,549 88,688 142,105 Other revenue Other income, net 5,957 5,439 19,875 2,849 Revenue from real estate owned operations 4,273 2,028 7,829 — Total other revenue 10,230 7,467 27,704 2,849 Other expenses Professional fees 2,536 1,257 6,695 4,735 General and administrative 970 718 3,845 4,399 Stock compensation expense 3,259 1,153 8,029 5,052 Servicing and asset management fees 551 648 1,352 1,975 Management fee 4,913 5,545 22,426 23,455 Incentive management fee — — — 5,183 Expenses from real estate owned operations 2,586 3,098 7,532 — Total other expenses 14,815 12,419 49,879 44,799 Gain on sale of real estate owned, net 7,028 — 7,028 13,291 Credit loss expense, net (17,254) (75,805) (189,912) (172,982) Income (loss) before income taxes 6,446 (61,208) (116,371) (59,536) Income tax expense, net (65) (5) (259) (530) Net income (loss) $6,381 ($61,213) ($116,630) ($60,066) Preferred stock dividends and participating securities' share in earnings (3,749) (3,423) (14,275) (13,578) Net Income (Loss) Attributable to Common Stockholders $2,632 ($64,636) ($130,905) ($73,644) Earnings (loss) per Common Share, Basic $0.03 ($0.83) ($1.69) ($0.95) Earnings (loss) per Common Share, Diluted $0.03 ($0.83) ($1.69) ($0.95) Weighted Average Number of Common Shares Outstanding Basic: 77,739,148 77,730,715 77,575,788 77,296,524 Diluted: 77,739,148 77,730,715 77,575,788 77,296,524 Dividends declared per common share $0.24 $0.24 $0.96 $0.96 Other comprehensive income (loss) Net income (loss) $6,381 ($61,213) ($116,630) ($60,066) Comprehensive net income (loss) $6,381 ($61,213) ($116,630) ($60,066)

Supplemental Information| 4Q 2023 22TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Cash Flows All amounts in thousands Year Ended Cash flows from operating activities: December 31, 2023 December 31, 2022 Net (loss) ($116,630) ($60,066) Adjustment to reconcile net income to net cash flows from operating activities: Amortization and accretion of premiums, discounts and loan origination fees, net (11,955) (11,085) Amortization of deferred financing costs 13,354 15,007 Depreciation and amortization 3577 — Amortization of above and below-market leases (524) — Decrease of accrued capitalized interest 542 1,314 Gain on sale of real estate owned, net (7,028) (13,291) Stock compensation expense 8,029 5,052 Increase (decrease) of allowance for credit losses, net 189,912 172,982 Cash flows due to changes in operating assets and liabilities: Accounts receivable 626 (504) Accrued interest and fees receivable 10,773 (16,542) Accrued expenses and other liabilities 4,025 (143) Accrued interest payable (855) 8,357 Payable to affiliates (1,071) 375 Deferred revenue (178) 93 Other assets (12,471) (1,053) Net cash provided by operating activities 80,126 100,496 Cash flows from investing activities: Origination and acquisition of loans held for investment (194,706) (1,519,406) Advances on loans held for investment (140,547) (145,199) Principal repayments of loans held for investment 1,112,919 1,062,381 Capital expenditures related to real estate owned (5,364) (5,060) Sale of real estate owned 75,434 154,723 Sales of loans held for investment 247,649 — Net cash provided by (used in) investing activities 1,095,385 (452,561) Cash flows from financing activities: Payments on collateralized loan obligations (541,379) (1,001,850) Proceeds from collateralized loan obligations — 907,031 Payments on secured financing agreements (814,193) (1,346,574) Proceeds from secured financing agreements 484,828 1,333,028 Payments on asset-specific financing arrangements (386,164) (19,465) Proceeds from asset-specific financing arrangements 94,947 584,841 Proceeds from mortgage loan payable 31,200 — Payment of deferred financing costs (3,629) (18,788) Dividends paid on common stock (75,826) (80,290) Dividends paid on preferred stock (12,592) (12,592) Net cash (used in) provided by financing activities (1,222,808) 345,341 Net change in cash, cash equivalents, and restricted cash (47,297) (6,724) Cash, cash equivalents and restricted cash at beginning of period 254,315 261,039 Cash, cash equivalents and restricted cash at end of period $207,018 $254,315 Supplemental disclosure of cash flow information: Interest paid 263,710 137,511 Taxes paid 371 784 Supplemental disclosure of non-cash investing and financing activities: Collateralized loan obligation proceeds held at trustee 247,229 296,964 Dividends declared, not paid 19,162 18,970 Sale and principal repayments of loans held for investment held by servicer/trustee, net 66,057 162,203 Loan sale hold back 30,027 — Conversion to real estate owned of loans held for investment - REO 241,868 76,500 Conversion to real estate owned of loans held for investment - Other assets 31,576 — Conversion to real estate owned of loans held for investment - Other liabilities 4,311 — Accrued deferred financing costs 122 608 Accrued capital expenditures related to real estate owned 315 —

Supplemental Information| 4Q 2023 23TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions ▪ Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses from loan sales and other loan resolutions (including conversions to REO), regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash stock compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses) (including credit loss expense (benefit), net), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. ▪ We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. ▪ Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. ▪ A loan will be written off as a realized loss when it is deemed non-recoverable or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. ▪ Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings

Definitions (cont.)

Deferred Fundings

- Fundings to borrowers that are made under existing loan commitments after a loan closing date

Financial Covenants

- Our financial covenants and guarantees for outstanding borrowings related to our secured financing agreements require TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company that is wholly owned by TRTX, to maintain compliance with the following financial covenants (among others):
  - Cash Liquidity: Minimum cash liquidity of no less than the greater of: $15.0 million; and 5.0% of Holdco's recourse indebtedness
  - Tangible Net Worth: $1.0 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expense), minus 75% of the redeemed or repurchased preferred or redeemable equity or stock
  - Debt-to-Equity: Debt-to-Equity ratio not to exceed 4.25 to 1.0 with equity, as defined
  - Interest Coverage: Minimum interest coverage ratio of 1.4 to 1.0, effective June 30, 2023. Previously, 1.5 to 1.0.
- Effective September 30, 2023, we obtained from our lenders a waiver with respect to the Interest Coverage ratio covenant, reducing the minimum interest coverage ratio to 1.30 to 1.0 from 1.40 to 1.0 for the quarters ended September 30, 2023 and December 31, 2023. The interest coverage ratio threshold will revert to 1.40 to 1.0 for the quarter ending March 31, 2024 and thereafter.

Geographic Diversity

- TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-K at December 31, 2023 follows (dollars in millions):

Region	Form 10-K	Reclassification	Supplemental	% Total Commitment
East	$1,156.1	$34.8	$1,190.9	32.5%
South	1,062.0	(1,062.0)	—	—
West	1,159.2	56.8	1,216.0	33.2%
Midwest	150.0	—	150.0	4.1%
Southeast	—	432.6	432.6	11.8%
Southwest	—	676.7	676.7	18.5%
Various	139.0	(139.0)	—	—
Total	**$3,666.2**	$—	**$3,666.2**	**100.0%**

Note: Totals may not sum due to rounding

TPG RE Finance Trust, Inc.| NYSE: TRTX
Supplemental Information| 4Q 2023
24

Supplemental Information| 4Q 2023 25TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) ▪ Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, less cash, to (ii) total stockholders’ equity, at period end ▪ Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage ▪ Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies ▪ Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy ▪ Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy ▪ Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or the horizontal development of commercial land Loan Category

Supplemental Information| 4Q 2023 26TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) Property Types ▪ Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income ▪ Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings ▪ Quarterly, the Company evaluates the risk of all loans and assigns a risk rating based on a variety of factors, grouped as follows: (i) loan and credit structure, including the as-is LTV structural features; (ii) quality and stability of real estate value and operating cash flow, including debt yield, property type, dynamics of the geography, local market, physical condition, stability of cash flow, leasing velocity and quality and diversity of tenancy; (iii) performance against underwritten business plan; (iv) the frequency and materiality of loan modifications or waivers occasioned by unfavorable variances between the underwritten business plan and actual performance; (v) changes in the capital markets that may impact the repayment of the loan via a refinancing, or sale of the loan collateral; and (vi) quality, experience and financial condition of sponsor, borrower and guarantor(s). Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively: ◦ 1 - Very Low Risk ◦ 2 - Low Risk ◦ 3 - Medium Risk ◦ 4 - High Risk/Potential for Loss—A loan that has a high risk of realizing a principal loss; and ◦ 5 - Default/Loss Likely—A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss. ▪ The Company generally assigns a risk rating of “3” to all loan investments upon origination or acquisition, except when specific circumstances warrant an exception. During the three months ended March 31, 2023, the Company simplified its risk rating definitions. The Company re-evaluated its risk ratings based on the simplified definitions and concluded that there was no impact to prior period risk ratings.

Company Information

TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG).

For more information regarding TRTX, visit www.tpgrefinance.com.

Contact Information

Headquarters:
888 Seventh Avenue
35th Floor
New York, NY 10106

New York Stock Exchange:
Symbol: TRTX

TPG RE Finance Trust, Inc.
Bob Foley
Chief Financial Officer
+1 (212) 430-4111
bfoley@tpg.com

Brandon Fox
Chief Accounting Officer
+1 (415) 706-2751
bfox@tpg.com

Investor Relations:
+1 (212) 405-8500
IR@tpgrefinance.com

External Affairs Contact:
TPG RE Finance Trust, Inc.
Courtney Power
+1 (415) 743-1550
media@tpg.com

Analyst Coverage

BofA Securities
Derek Hewett
+1 (646) 855-2087

JP Morgan
Richard Shane
+1 (415) 315-6701

BTIG
Sarah Barcomb
+1 (212) 882-2336

Raymond James
Stephen Laws
+1 (901) 579-4868

Citigroup Securities
Arren Cyganovich
+1 (212) 816-3733

Wells Fargo
Donald Fandetti
+1 (212) 214-8069

JMP Securities
Steven DeLaney
+1 (212) 906-3517

Transfer Agent

American Stock Transfer & Trust Company, LLC
+1 (800) 937-5449
help@astfinancial.com

TPG RE Finance Trust, Inc.| NYSE: TRTX Supplemental Information| 4Q 2023 27